UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 22, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 22, 2006, CSK Auto Corporation (the “Company”) issued a press release (the “Press Release”) announcing certain preliminary financial information for its fiscal year ended January 29, 2006 (“fiscal 2005”) and the first quarter ended April 30, 2006 of the fiscal year ending January 28, 2007.
The full text of the Press Release is being furnished as Exhibit 99.1 to this report.
The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 7.01. Regulation FD Disclosure
The information set forth in “Item 2.02. Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.
The Company also provided information on the following matters as set out in the Press Release: (1) an update on the investigation by the Audit Committee of the Company’s Board of Directors as discussed in the Company’s March 27, 2006 press release and Form 8-K and related matters, (2) entry into a temporary waiver, the full text of which is being furnished as Exhibit 99.2, with the lenders under its Second Amended and Restated Credit Agreement, (3) developments with respect to financing, (4) engagement of an advisor to assist the Company in its dealings with its debt holders and related matters, and (5) its expectation to announce the date of its 2006 annual stockholders’ meeting as soon as practicable after the filing of its fiscal 2005 Form 10-K.
The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 22, 2006.

99.2	Waiver, dated May 4, 2006, to Second Amended and Restated Credit Agreement, dated July 25, 2005, among CSK Auto, Inc., the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation
By:	/s/ JAMES B. RILEY
James B. Riley
Senior Vice President Chief Financial Officer

DATED: May 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 22, 2006.

99.2	Waiver, dated May 4, 2006, to Second Amended and Restated Credit Agreement, dated July 25, 2005, among CSK Auto, Inc., the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

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